Exhibit 32.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of ADDvantage Technologies Group, Inc. (the "Company") on Form 10-Q for the fiscal quarter ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth A. Chymiak, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec 1350, as adopted pursuant to Sec 906 of the Sarbanes-Oxley Act of 2002, that:

    	(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    	(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Kenneth A. Chymiak
-----------------------------
Kenneth A. Chymiak
Chief Executive Officer and Chief Financial Officer
February 13, 2004


A signed original of this written statement required by Section 906, or other Document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ADDvantage Technologies Group, Inc. and will be retained by ADDvantage Technologies Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.















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